UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2026

Revvity, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

77 4th Avenue,	Waltham,	Massachusetts	02451
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (781) 663-6900
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	RVTY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure
On November 13, 2026, Dr. Prahlad Singh, President and Chief Executive Officer of Revvity, Inc. (the “Company”), along with other members of the Company’s senior management team will provide updates on the Company’s key business initiatives, operational achievements and financial outlook at the Company’s Investor Day 2026, beginning at 9:00am ET. The full text of the press release and the presentation issued in connection with Investor Day 2026 are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release entitled “Revvity to Showcase Strategy for Powering Scientific Intelligence at 2026 Investor Day”, issued by Revvity, Inc. on November 13, 2026

99.2*	Investor Day 2026 Presentation, November 13, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL)

* The exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVVITY, INC.
Date: November 13, 2026	By: /s/ Maxwell Krakowiak Maxwell Krakowiak Senior Vice President and Chief Financial Officer